SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 27, 2003

(Date of earliest event reported)

UNITED DOMINION REALTY TRUST, INC.

(Exact name of Registrant as specified in its charter)

Virginia	0-10524	54-0857512

(State or Other	(Commission File No.)	(IRS Employer
Jurisdiction of		Identification No.)
Incorporation or Organization)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129

(Address of principal executive offices, including zip code)

(720) 283-6120

(Registrant’s telephone number, including area code)

Item 5. Other Events.
Item 7. Exhibits and Financial Statements.
SIGNATURES
EXHIBIT INDEX
EX-1.01 Underwriting Agreement
EX-5.01 Legality Opinion of Morrison & Foerster
EX-8.01 Tax Opinion of Morrison & Foerster

Item 5. Other Events.

     On January 27, 2003, United Dominion Realty Trust, Inc. (the “Company”) entered into an Underwriting Agreement dated January 27, 2003 with Salomon Smith Barney Inc. (the “Underwriter”) with respect to the issuance and sale by the Company, and the purchase by the Underwriter, of 2,000,000 shares of the Company’s common stock, $1.00 par value per share. The Underwriting Agreement dated January 27, 2003, is attached hereto and incorporated herein by reference as Exhibit 1.01. Morrison & Foerster LLP, as counsel to the Company, has issued its opinion with respect to the legality of the shares of common stock issued pursuant to the Underwriting Agreement. The legality opinion is attached hereto and incorporated herein by reference as Exhibit 5.01. Morrison & Foerster LLP has also issued its opinion with respect to certain U.S. federal income tax matters, which opinion is attached hereto and incorporated herein by reference as Exhibit 8.01.

Item 7. Exhibits and Financial Statements.

     (c)  Exhibits

Exhibit No.	Description

1.01	Underwriting Agreement dated January 27, 2003.
5.01	Legality Opinion of Morrison & Foerster LLP.
8.01	Tax Opinion of Morrison & Foerster LLP.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED DOMINION REALTY TRUST, INC.

By:	/s/ Christopher D. Genry Christopher D. Genry Executive Vice President and Chief Financial Officer

Date: January 30, 2003

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EXHIBIT INDEX

Exhibit No.	Description

1.01	Underwriting Agreement dated January 27, 2003.
5.01	Legality Opinion of Morrison & Foerster LLP.
8.01	Tax Opinion of Morrison & Foerster LLP.